THE AAL MUTUAL FUNDS

Power of Attorney of Trustees and Officers

KNOW ALL PERSONS BY THESE PRESENT, that each of the undersigned trustees and/or officers of THE AAL MUTUAL FUNDS, a Massachusetts business trust, does hereby make, constitute and appoint Brett L. Agnew, Marlene J. Nogle, John C. Bjork, James E. Nelson, and Woodrow E. Eno, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such trustee and/or officer of such Company to a Registration Statement or Registration Statements, on Form N-1A or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 9th day of March, 2004.

/s/ F. Gregory Campbell                                                /s/ Connie M. Levi
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F. Gregory Campbell                                                    Connie M. Levi
Trustee                                                                Trustee

/s/ Herbert F. Eggerding, Jr.                                          /s/ Edward W. Smeds
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Herbert F. Eggerding, Jr.                                              Edward W. Smeds
Trustee                                                                Trustee

/s/ Noel K. Estenson                                                   /s/ Pamela J. Moret
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Noel K. Estenson                                                       Pamela J. Moret
Trustee                                                                Trustee and President

/s/ Richard L. Gady                                                    /s/ Charles D. Gariboldi
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Richard L. Gady                                                        Charles D. Gariboldi
Trustee                                                                Treasurer

/s/ Jodi L. Harpstead
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Jodi L. Harpstead
Trustee